SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 1, 2002
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                             CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements and Exhibits.
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           Exhibits

99.1       Press release, issued April 30, 2002.


Item 9.    Regulation FD Disclosure.
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CoreComm, a leading integrated communications provider with approximately
400,000 customers, has signed a five-year agreement to provide dedicated Internet access to Vault9, a Managed Service Provider in the Greater Toledo, Ohio market.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CORECOMM LIMITED
                                     (Registrant)

                                     By: /s/ Michael A. Peterson
                                        ----------------------------------
                                     Name:  Michael A. Peterson
                                     Title: Executive Vice President,
                                            Chief Operating Officer and
                                            Chief Financial Officer


Dated: May 1, 2002
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                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued April 30, 2002

                                                                    Exhibit 99.1
CORECOMM LOGO

FOR IMMEDIATE RELEASE



     CORECOMM SIGNS VAULT9 TO EXCLUSIVE DEDICATED INTERNET ACCESS AGREEMENT;
                      SYNERGISTIC RELATIONSHIP ESTABLISHED

Bala Cynwyd, PA - April 30, 2002 - CoreComm (Nasdaq: COMM), a leading integrated communications provider with approximately 400,000 customers, has signed a five-year agreement to provide dedicated Internet access to Vault9, a Managed Service Provider in the Greater Toledo, Ohio market. CoreComm will be providing Vault9 with additional bandwidth and network redundancy in Vault9's new 26,000 square-foot Network Operations Center in Toledo.

In addition to providing dedicated Internet access over a DS3 and two T1s, CoreComm will also be leasing space in Vault9's new Technology Building in downtown Toledo, to be used as a sales office.

"CoreComm is very supportive of small business, and we've joined forces with them in the Toledo area because they understand our business and deliver great service," explains Brandon Cohn, Chief Executive Officer for Vault9.

"The relationship we have developed with Vault9 as a result of this agreement creates significant synergies from an information technology standpoint for both companies over the next few years of this agreement," states Dave Schroeder, Senior Vice President of Business Markets for CoreComm. "More importantly, through this alliance between CoreComm and Vault9, businesses in Northwest Ohio and Southeast Michigan will derive long-term benefits through the use of high speed Internet access bandwidth combined with the ASP/ASM environment created through Vault9's information technology platform."

Vault9 serves Northwest Ohio and Southeast Michigan area businesses by providing custom e-business software development, full service off-site e-business management of hardware and software, and ASP management.

ABOUT CORECOMM/ATX

CoreComm/ATX is a leading facilities-based integrated communications provider delivering innovative voice, Internet, data, e-business, and wireless solutions. CoreComm and ATX joined forces in September 2000, bringing a 16-year track record of success to approximately 400,000 consumers and businesses throughout the Mid-Atlantic and Midwest regions. CoreComm/ATX leverages its proven model of consultative services, consolidated broadband offerings, and personalized account management to provide reliable products and a competitive advantage for its customers. For more information on CoreComm/ATX, please visit www.core.com or www.atx.com.

        "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
                              REFORM ACT OF 1995:

In addition to the historical information presented, this release also includes certain forward-looking statements concerning the future development of the business. Such statements represent the Company's reasonable judgment on the future and are based on assumptions and factors that could cause actual results to differ materially. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such statements.